UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):  July 31, 2006

                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)

            DELAWARE                 1-13669                   95-4654481
  (State or Other Jurisdiction     (Commission              (I.R.S. Employer
         of Incorporation)         File Number)            Identification No.)


                         21900 BURBANK BLVD., SUITE 270
                           WOODLAND HILLS, CALIFORNIA              91367
                    (Address of Principal Executive Offices)    (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

  Amendments to 1997 Stock Plan

     Effective July 31, 2006, two amendments to the Tag-It Pacific, Inc. 1997 Stock Plan were adopted. The first amendment increases the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan from 3,077,500 to 6,000,000 shares. The second amendment increases the number of shares of common stock that may be issued pursuant to awards granted to any individual under the plan in a single year to 50% of the total number of shares available under plan. Each of these amendments to the 1997 Stock Plan was approved by our Board of Directors and by a vote of our stockholders at the 2006 Annual Meeting of Stockholders.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

  (b)  Resignation  of  Director

     Effective July 31, 2006, Kevin Bermeister, a director since 1999, resigned as Class I Director and as a member of all committees of the Board of Directors.

  (d)  Appointment  of Director

     Effective July 31, 2006, our Board of Directors, upon the recommendation of the Nominating Committee of the Board of Directors, appointed William Sweedler to our Board of Directors to fill the vacancy created by Kevin Bermeister's resignation. Mr. Sweedler will serve as a Class I director with a term continuing until the 2007 annual meeting of stockholders or until his earlier resignation or removal.

     Mr.  Sweedler  is  an  "independent  director"  as  that term is defined in
Section 121(A) of the listing standards of the American Stock Exchange ("AMEX"). Mr. Sweedler has also been appointed to the Audit Committee of the Board of Directors.

     There are no arrangements or understandings between the Mr. Sweedler and any other persons pursuant to which he was elected as a director. There have been no transactions, or series of related transactions, in the last year, nor is there any currently proposed transaction, or series of similar transactions, to which we or any of our subsidiaries was a party, or will be a party, and in which Mr. Sweedler or any member of his immediate family had, or will have, a direct or indirect material interest.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

  Amendment  to  Certificate  of  Incorporation

     We have adopted an amendment to our Certificate of Incorporation, effective as of August 3, 2006, to increase the number of shares of common stock we are authorized to issue from 30,000,000 to 100,000,000. This amendment was approved by our Board of Directors and by a vote of our stockholders at the 2006 Annual Meeting of Stockholders. A copy of our Certificate of Incorporation, as amended, is filed as exhibits to this report.

ITEM  8.01     OTHER  EVENTS.

  Acceptance  of  Plan  of  Compliance  by  American  Stock  Exchange

     As previously disclosed, on May 16, 2006, we received notice by letter from the American Stock Exchange ("AMEX") that we are not in compliance with certain of the continued listing standards as set forth in the AMEX Company Guide. Specifically, the AMEX letter cited our failure to comply with: (a) Section 1003(a)(i) of the Company Guide because we had shareholders' equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our last three most recent fiscal years and (b) Section 1003(a)(ii) because we had shareholders' equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of our four most recent fiscal years.

     We were afforded the opportunity to submit a plan of compliance to AMEX and in June 2006 we presented this plan. On August 3, 2006, AMEX notified us that it had accepted our plan of compliance and granted us an extension until November 16, 2007 to regain compliance with the continued listing standards. We will be subject to periodic review by the AMEX Staff during the extension period.
Failure to make progress consistent with the plan or to regain compliance with continued listing standards by the end of the extension period could result in us being delisted from the American Stock Exchange.

  Compliance  with  American  Stock  Exchange  Governance  Requirements

     As previously reported, on April 13, 2006, we received notice from AMEX that subsequent to the resignation on March 28, 2006 of Michael Katz from our Board of Directors, we failed to comply with (a) Section 802(a) of the AMEX Company Guide requiring a least a majority of directors on the Board to be "independent" and (b) Section 121(B)(2)(a) of the Company Guide requiring at least three members on the Audit committee, each of whom is independent.

     As a result of the appointment of William Sweedler to our Board of Directors, and the resignation of Kevin Bermeister (as disclosed in Item 5.02 of this report), we are now in compliance with the AMEX listing standards requiring that a majority of our board be comprised of independent directors and our audit committee consists of three members, each of whom is an independent director.

     A copy of the press release announcing our compliance with the governance guidelines and the acceptance of the plan of compliance, issued by Tag-It Pacific, Inc. on August 4, 2006, is filed as Exhibit 99.1 to this report and incorporated herein by this reference.

  Annual  Meeting  of  Stockholders

     On July 31, 2006, we held our 2006 Annual Meeting of Stockholders. At the Annual Meeting, there were 18,376,180 shares entitled to vote, and 16,718,298 shares (91%) were represented at the meeting in person or by proxy. The following summarizes vote results for those matters submitted to our stockholders for action at the Annual Meeting:

     1. Proposal to elect Mark Dyne, Colin Dyne and Raymond Musci to serve as our Class III directors for three years and until their successors has been elected.

                     Director             For         Withheld
                     --------             ---         --------
                     Mark Dyne        16,466,233      252,065
                    Colin Dyne        16,482,493      235,805
                   Raymond Musci      16,690,048       28,205

     2. Proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 30,000,000 to 100,000,000.

              For          Against      Abstain      Broker Non-Votes
              ---          -------      -------      ----------------
           15,626,606     1,088,092      3,600              0

     3. Proposal to approve an amendment to our 1997 Stock Plan to increase the maximum number of shares of common stock that may be issued pursuant to awards granted under the plan from 3,077,500 to 6,000,000 shares.

               For         Against      Abstain      Broker Non-Votes
               ---         -------      -------      ----------------
            3,842,024     1,100,303      3,600          11,772,371

     4. Proposal to approve an amendment to the 1997 Stock Plan to increase the number of shares of common stock that may be issued pursuant to awards granted to any individual under the plan in a single year to 50% of the total number of shares available under plan.

               For         Against       Abstain     Broker Non-Votes
               ---         -------       -------     ----------------
            3,796,390     1,119,137       30,400        11,772,371


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (d)  Exhibits.

     EXHIBIT  NUMBER     EXHIBIT DESCRIPTION
     ---------------     -------------------
     3.1                 Certificate  of  Incorporation  of  Registrant.
                         Incorporated by reference to Exhibit 3.1 to Form SB-2 filed on October 21, 1997, and the amendments thereto.

     3.1.1 Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock. Incorporated by reference to Exhibit A to the Rights Agreement filed as Exhibit 4.1 to Current Report on
                         Form  8-K  filed  as  of  November  4,  1998.

     3.1.2 Certificate of Amendment of Certificate of Incorporation of Registrant. Incorporated by reference to Exhibit 3.4 to Annual Report on Form 10-KSB, filed March 28, 2000.

     3.1.3               Certificate  of  Amendment  of  Certificate  of
                         Incorporation  of  Registrant.

     99.1                Press release  issued  by  the  Registrant,  dated
                         August  4,  2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TAG-IT PACIFIC,  INC.


Date: August  4,  2005        By:     /s/  Lonnie  D.  Schnell
                                 -----------------------------------------------
                                 Lonnie  D.  Schnell,  Chief  Financial  Officer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT  NUMBER     EXHIBIT DESCRIPTION
---------------     -------------------
3.1                 Certificate  of Incorporation of Registrant. Incorporated by
                    reference  to  Exhibit  3.1  to  Form  SB-2 filed on October
                    21,  1997,  and  the  amendments  thereto.

3.1.1 Certificate of Designation of Rights, Preferences and Privileges of Series A Preferred Stock. Incorporated by reference to Exhibit A to the Rights Agreement filed as
                    Exhibit 4.1 to Current Report on Form 8-K filed as of November 4, 1998.

3.1.2 Certificate of Amendment of Certificate of Incorporation of Registrant. Incorporated by reference to Exhibit 3.4 to Annual Report on Form 10-KSB, filed March 28, 2000.

3.1.3               Certificate  of Amendment of Certificate of Incorporation of
                    Registrant.

99.1 Press release issued by the Registrant, dated August 4, 2006.


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